    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                           WARBURG PINCUS VALUE FUND
                    WARBURG PINCUS SMALL COMPANY VALUE FUND

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

                                  FUND MERGERS

     The consummation of the previously announced acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") by Credit Suisse Group ("Credit Suisse") occurred on November 3, 2000, following which the assets and business of DLJ Asset Management Group, Inc. were transferred to Credit Suisse Asset Management, LLC ("CSAM").

     To rationalize the management of the funds and the former DLJ family of funds managed by CSAM (now called the Credit Suisse Warburg Pincus Funds), CSAM has proposed, and the Board of Directors of each fund has approved for submission to shareholders at meetings scheduled for late May 2001 as more fully explained below, the combinations of the funds (each, an "Acquired Fund") into similar funds within the Credit Suisse Warburg Pincus Funds (each, an "Acquiring Fund").

     The Board of Directors of each Acquired Fund has approved a proposed reorganization (each, an "Acquisition") where the assets of an Acquired Fund would be acquired by the relevant Acquiring Fund. The Acquisition will involve an exchange of shares of an Acquiring Fund for all of the assets of the relevant Acquired Fund. The Acquired Funds would then be liquidated and shares of the relevant Acquiring Fund would be distributed to the Acquired Fund's shareholders. The Acquisition will not result in any material changes to the goal or investment operations of the Acquired Funds since each of the Acquiring Funds has an investment objective and strategies similar to the investment objective and strategies of the corresponding Acquired Fund.

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           ACQUIRED FUND                           ACQUIRING FUND
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     Warburg Pincus Value Fund              Credit Suisse Warburg Pincus
                                                     Value Fund
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    Warburg Pincus Small Company         Credit Suisse Warburg Pincus Small
             Value Fund                          Company Value Fund
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     If the Acquisition is completed, each shareholder of an Acquired Fund would become a shareholder of the respective Acquiring Fund and receive shares of the appropriate class of that Acquiring Fund with a value equal to the value of the shareholder's investment in the relevant Acquired Fund. Each Acquisition is not expected to result in any gain or loss for federal income tax purposes to an Acquired Fund's shareholders.

     The investment advisory fees of the Acquiring Funds would be lower in each case than the corresponding Acquired Funds, and CSAM has agreed to reimburse expenses of each Acquiring Fund as necessary so that for the two-year period following the consummation of each Acquisition the total annual expense ratio of each Acquiring Fund would not be greater than the expense ratio of either the Acquiring Fund or the Acquired Fund for the 60-day period prior to consummation of the Acquisition.

     The Acquisition is subject to the completion of certain conditions, including the approval of shareholders of the respective Acquired Fund. Proxy materials describing the proposed Acquisitions will be mailed to shareholders of the Acquired Funds in anticipation of a special meeting of shareholders to be held on or about May 25, 2001. If approved by shareholders, the Acquisitions will occur shortly after the meeting.

                               FUND NAME CHANGES

On February 8, 2001, Warburg Pincus Value Fund changed its name to Warburg Pincus Value II Fund.

On February 8, 2001, Warburg Pincus Small Company Value Fund changed its name to Warburg Pincus Small Company Value II Fund.

These changes were made to avoid confusion with the Acquiring Funds, which have very similar names.

Dated: February 15, 2001                                                 16-0201
                                                                             for
                                                                           WPUSS
                                                                           ADUSS
                                                                           WPUSL
                                                                           ADUSL